PROPERTY, EQUIPMENT AND SOFTWARE, NET	12 Months Ended
Dec. 31, 2023
PROPERTY, EQUIPMENT AND SOFTWARE, NET
PROPERTY, EQUIPMENT AND SOFTWARE, NET

6.   PROPERTY, EQUIPMENT AND SOFTWARE, NET

	December 31,	December 31,
	2022	2023
	RMB	RMB
Building	38,464	38,464
Computer and transmission equipment	9,183	12,106
Furniture and office equipment	460	493
Leasehold improvements	4,178	4,019
Licenses	28,490	32,990
Software	39,392	39,795
Total property, equipment and software	120,167	127,867
Accumulated depreciation and amortization	42,911	48,709
Property, equipment and software, net	77,256	79,158

Depreciation and amortization expenses on property, equipment and software for the years ended December 31, 2021, 2022 and 2023 were RMB43,236, RMB26,430 and RMB7,116, respectively. Impairment losses of long-lived assets for the years ended December 31, 2021, 2022 and 2023 were nil, nil and nil, respectively.